                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JULY 2, 2002
                Date of Report (Date of earliest event reported)

                         UNITED DEFENSE INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                      001-16821                    52-2059782
 (State or other Jurisdiction     (Commission File Number)            (IRS Employer
      of Incorporation)                                         Identification Number)

           1525 WILSON BOULEVARD, SUITE 700, ARLINGTON, VA 22209-2411
                    (Address of Principal Executive Offices)

                                 (703) 312-6100
               Registrant's telephone number, including area code

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On July 2, 2002, United Defense Industries, Inc. completed its previously announced acquisition of United States Marine Repair, Inc., for approximately $305.4 million, including the assumption of United States Marine Repair's outstanding debt. As a result of the transaction, United States Marine Repair will be a wholly-owned subsidiary of United Defense. The purchase price was determined based on arm's length negotiations among the parties. United Defense financed the acquisition by amending its credit facility to borrow an additional $300 million thereunder, and using cash on hand for the balance.

        United States Marine Repair, based in Norfolk, Va., is the leading provider of non-nuclear ship repair, modernization, overhaul and conversion services to the U.S. Navy.

        The summary of the transaction described above is qualified by reference to the Agreement and Plan of Merger, by and among United Defense Industries, Inc., UDII Torch Acquisition Corporation, United States Marine Repair, Inc., and TC Group, L.L.C. as representative, dated May 27, 2002, and the press release dated May 28, 2002, which were filed with a Current Report on Form 8-K on June 4, 2002, and incorporated by reference herein, the press release dated July 2, 2002, regarding the completion of the transaction and the press release dated July 16, 2002, regarding correction of the July 2, 2002 press release, both of which are attached as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)    Financial Statements of Business Acquired.

               As of the date of filing of this Current Report on Form 8-K, it is impracticable for United Defense to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after July 17, 2002.

        (b)    Pro Forma Financial Information.

               As of the date of filing of this Current Report on Form 8-K, it is impracticable for United Defense to provide the financial statements required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after July 17, 2002.

        (c)    Exhibits.

               2.1* Agreement and Plan of Merger by and among United Defense Industries, Inc., UDII Torch Acquisition Corporation, United States Marine Repair, Inc., and TC Group, L.L.C. as representative dated May 27, 2002. Pursuant to Item 601(b)(2) of Regulation S- K, the exhibits and schedules to the Agreement and Plan of Merger are omitted. A list of such exhibits and schedules appears in the table of contents to the Agreement and Plan of Merger.

         99.1* Press Release regarding the acquisition of United States Marine
               Repair, Inc., dated May 28, 2002.

          99.2 Press Release regarding completion of the acquisition of United States Marine Repair, Inc., dated July 2, 2002.

          99.3 Press Release regarding correction of July 2, 2002, press release, dated July 16, 2002.

* Incorporated by reference to United Defense Industries' Current Report on Form 8-K dated May 27, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.


                                            United Defense Industries, Inc.

                                            By: /s/ David V. Kolovat
                                               --------------------------------
                                            David V. Kolovat
                                            Vice President, General Counsel,
                                            Secretary and Authorized Signatory



July 16, 2002